Exhibit 99.2

June 25, 2020 Supplemental Presentation First Quarter Fiscal 2021

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding the Company’s ability to generate positive free cash flow in fiscal 2021 ; the impact of the recent global coronavirus ( COVID - 19 ) pandemic on the Company’s business ; the Company’s plan to hire additional associates ; and any assumptions underlying any of the foregoing . Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : the impact of COVID - 19 on the Company’s workforce, operations, stores, expenses and supply chain, and the operations of the Company’s customers, suppliers and business partners ; the Company’s ability to successfully implement its new business strategy (including any delays and adjustments as a result of COVID - 19 ) and improve the operating performance of its stores ; the Company’s ability to complete the exchange offer ; the Company’s high level of indebtedness and its ability to satisfy its obligations and the other covenants contained in the Company’s debt agreements ; general competitive, economic, industry, market, political (including healthcare reform), and regulatory conditions, as well as factors specific to the markets in which the Company operates ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; the Company’s ability to manage expenses and its investments in working capital ; the Company’s ability to achieve the benefits of the Company’s efforts to reduce the costs of its generic and other drugs ; outcomes of legal and regulatory matters ; the Company’s ability to partner and have relationships with health plans and health systems ; and the continued integration of the Company’s new senior management team and its ability to realize the benefits from its organizational restructuring . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of the Company’s most recent Annual Report on Form 10 - K and in other documents that it files or furnishes with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects the Company’s business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may affect the Company’s results and operations will depend on future developments, which are highly uncertain, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact (including travel bans and restrictions, quarantines, shelter - in - place orders and shutdowns), and how quickly and to what extent normal economic and operating conditions can resume . As a result, the impact on the Company’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . the Company expressly disclaims any current intention to update publicly any forward - looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise . Safe Harbor Statement 2

The following presentation includes the non - GAAP financial measures, Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A . Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock - based compensation expense, merger and acquisition - related costs, a non - recurring litigation settlement, severance, restructuring - related costs and costs related to facility closures and gain or loss on sale of assets) . The current calculation of Adjusted EBITDA reflects a modification made in the second quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items . The presentation includes a reconciliation of Adjusted EBITDA to net income (loss), which is the most directly comparable GAAP financial measure . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, a non - recurring litigation settlement, gains or losses on debt retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs and the WBA merger termination fee . The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the second quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx/Elixir intangible assets only . Additionally, the add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid’s results as if the company was on a FIFO inventory basis . The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . The presentation includes a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, litigation settlement and other items . The presentation includes a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . Non - GAAP Financial Measures 3

First Quarter Adjusted EBITDA of $107.4 million, lower than the prior year by $2.9 million Retail Pharmacy: • Front end comparable sales increased 16.0% ( excluding tobacco related products) • Pharmacy comparable sales increased 2.2% • Same store 30 - day equivalent prescription count grew 0.4% • Acute prescription declined 14.8% from postponement of outpatient medical visits and elective surgical procedures in connection with the COVID - 19 pandemic • Incurred incremental expenses related to COVID - 19 • Total net impact of COVID - 19 on the quarter was a headwind of $30 million • D ecrease in TSA fees from WBA of $13 million Elixir: • Medicare Part D membership continues to drive revenue growth • Improved pharmacy network management Bond Exchange : • Launched offer to exchange up to $750M aggregate principal amount of outstanding 6.125% Senior Notes Due 2023 for a combination of newly issued $600M 8.0% Senior Secured Notes Due November 2026 and cash Key First Quarter FY 2021 Highlights 4

($ in millions, except per share amounts) Q1 Fiscal 2021 Summary 5 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Revenues $ 6,027.4 $ 5,372.6 Net Loss $ (72.7) $ (99.3) Net Loss per Diluted Share $ (1.36) $ (1.88) Adjusted Net Loss per Diluted Share $ (0.04) $ (0.14) Adjusted EBITDA $ 107.4 1.78% $ 110.3 2.05% Note: Data on this slide and throughout the presentation is on a continuing operations basis.

($ in thousands) Q 1 - Fiscal 2021 Reconciliation of Net Loss to Adjusted EBITDA 6 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Net Loss $ (72,702) $ (99,339) Adjustments: Interest expense 50,547 58,270 Income tax (benefit) expense (8,018) 7,374 Depreciation and amortization 79,103 83,926 LIFO (credit) charge (12,066) 7,489 Lease termination and impairment charges 3 ,753 478 Intangible asset impairment charges 29 ,852 - Merger and Acquisition - related costs - 3,085 Stock - based compensation expense 1,874 5,380 Restructuring - related costs 35,735 43,350 Inventory write - downs related to store closings 834 841 G ain on sale of assets, net (2,260) (2,712) Other 740 2,205 Adjusted EBITDA $ 107,392 $ 110,347 Percent of revenues 1.78% 2.05%

($ in thousands, except per share amounts) Q1 - Fiscal 2021 Reconciliation of Net Loss to Adjusted Net Loss 7 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Net Loss $ (72,702) $ (99,339) Add back - Income tax (benefit) expense (8,018) 7,374 Loss before income taxes $ (80,720) $ (91,965) Adjustments: Amortization expense 24,420 27,660 LIFO (credit) charge (12,066) 7,489 Intangible asset impairment charges 29,852 - Merger and Acquisition - related costs - 3,085 Restructuring - related costs 35,735 43,350 Adjusted loss before income taxes $ (2,779) $ (10,381) Adjusted income tax benefit (768) (2,862) Adjusted net loss $ (2,011) $ (7,519) Net loss per diluted share $ (1.36) $ (1.88) Adjusted net loss per diluted share $ (0.04) $ (0.14)

Q1 - Fiscal 2021 Summary – Retail Pharmacy Segment 8 (1) Refer to slides 10 and 11 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. ($ in millions) 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Revenues $ 4,123.3 $ 3,864.8 Adjusted EBITDA Gross Profit (1) $ 1,098.4 26.64% $ 1,040.3 26.92% Adjusted EBITDA SG&A (1) $ 1,035.4 25.11% $ 956.3 24.74% Adjusted EBITDA $ 63.0 1.53% $ 84.0 2.17%

• Retail pharmacy segment revenue was $ 258 million higher than last year’s first quarter, driven by an increase in same store sales . Same store sales increased 6 . 6 % with front end same store sales up 16 . 0% , after excluding cigarette and tobacco sales, driven by strong results in core categories such as cleaning supplies and disinfectants resulting from the COVID - 19 pandemic . Pharmacy same store sales increased by 2 . 2% , with same store prescription count up 0 . 4% , on a 30 - day adjusted basis . Same store prescription count was positively impacted by growing maintenance prescriptions through medication adherence and personalized interventions, partially offset by a decline in acute prescriptions of 14 . 8 % resulting from the postponement of outpatient medical visits and elective surgical procedures . • Adjusted EBITDA Gross Profit was favorable to last year’s first quarter by $ 58 . 2 million and 28 bps worse than prior year as a percent of revenues . The increase in adjusted EBITDA gross profit was driven by improvements in our front end same store sales . The 28 bps decline in Adjusted EBITDA Gross Profit as a percentage of revenues is due primarily to higher markdowns related to increased sales volume to our wellness+ members and higher discounts on front end merchandise for our associates to show our appreciation during the COVID - 19 pandemic . • Adjusted EBITDA SG&A was $ 79 . 1 million worse than the prior year . Adjusted EBITDA SG&A was negatively impacted by the incurrence of COVID - 19 related expenses, including our Hero Pay and Hero Bonus programs, store cleaning and sanitation and related measures to keep our associates and customers safe, and the reduction of WBA TSA fees . Q1 - Fiscal 2021 Summary – Retail Pharmacy Segment 9

($ in millions) Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment 10 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Revenues $ 4,123.3 $ 3,864.8 Gross Profit 1,081.5 1,030.5 Addback: LIFO (credit) charge (12.1) 7.5 Depreciation and amortization (COGS portion only) 2.7 2.3 Restructuring - related costs - SKU optimization charges 25.8 - Other 0.5 - Adjusted EBITDA Gross Profit $ 1,098.4 $ 1,040.3 Adjusted EBITDA Gross Profit as a percent of revenues 26.64% 26.92%

($ in millions) Reconciliation of Adj. EBITDA SG&A - Retail Pharmacy Segment 11 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Revenues $ 4,123.3 $ 3,864.8 Selling, general and administrative expenses 1,109.0 1,071.3 Less: Depreciation and amortization (SG&A portion only) 60.9 65.0 Stock - based compensation expense 1.7 5.3 Merger and Acquisition - related costs - 2.3 Restructuring - related costs 9.9 39.4 Other 1.1 3.0 Adjusted EBITDA SG&A $ 1,035.4 $ 956.3 Adjusted EBITDA SG&A as a percent of revenues 25.11% 24.74%

($ in millions) Pharmacy Services Segment Results 12 13 Weeks Ended May 30, 2020 13 Weeks Ended June 1, 2019 Revenues $ 1,977.2 $ 1,566.3 Cost of Revenues 1,860.4 1,470.1 Gross Profit 116.8 96.2 Selling, General and Administrative Expenses (88.2) (91.3) Addback: Depreciation and Amortization 15.5 16.6 Other 0.3 4.8 Adjusted EBITDA - Pharmacy Services Segment $ 44.4 $ 26.3

• R evenues of $2.0 billion, which was an increase of $411 million, or 26%, due to an increase in our Medicare Part D revenues as we continue to grow our membership. • Adjusted EBITDA of $44.4 million was $ 18.1 million better than last year’s first quarter adjusted EBITDA of $26.3 million. Pharmacy Services Segment Adjusted EBITDA benefited from increased revenues, improvements in pharmacy network management and a reduction in SG&A costs resulting from cost control initiatives. Q1 - FY 2021 Summary – Pharmacy Services Segment 13

Comparable Store Sales Growth 14 FRONT END SALES - 0.1% - 1.5% - 1.9% - 0.3% - 1.8% - 0.5% 0.3% - 0.6% 1.0% 1.5% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 0.1% 16.0% 1.6% 3.1% 2.1% 2.3% 1.5% 0.1% 1.6% 2.2% 1.1% 2.4% 0.8% 3.7% 2.7% 2.8% 5.0% 0.4% Excluding cigarette and tobacco products (1) Script count growth shown on a 30 - day equivalent basis. FY 2019 FY2020 FY2021 14.2%

($ in thousands) Capitalization Table 15 May 30, 2020 February 29, 2020 Secured Debt: Senior secured revolving credit facility due December 2023 $ 874,099 $ 630,833 FILO term loan due December 2023 447,158 446,954 1,321,257 1,077,787 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 589,586 589,073 589,586 589,073 Guaranteed Unsecured Debt : 6.125% senior notes due April 2023 1,145,745 1,145,060 1,145,745 1,145,060 Unguaranteed Unsecured Debt : 7.7% notes due February 2027 236,510 236,478 6.875% fixed - rate senior notes due December 2028 28,874 28,870 265,384 265,348 Lease financing obligations 26,656 28,166 Total Debt: 3,348,628 3,105,434 Current maturities of long - term debt and lease financing obligations (8,066) (8,840) Long - term debt and lease financing obligations, less current maturities 3,340,562 3,096,594 Total debt and lease financing obligations, continuing operations 3,348,628 3,105,434 Less: current maturities of long - term debt and lease financing obligations (8,066) (8,840) Long - term debt and lease financing obligations, less current maturities $ 3,340,562 $ 3,096,594 Total Debt, gross: $ 3,388,533 $ 3,148,043 Less: Unamortized debt issue costs (39,905) (42,609) Total Debt per balance sheet: $ 3,348,628 $ 3,105,434

($ in thousands) Leverage Ratio 16 May 30, 2020 Total Debt: $ 3,348,628 Less: Cash and cash equivalents (288,316) Net Debt $ 3,060,312 LTM Adjusted EBITDA: Retail Pharmacy Segment 349,409 Pharmacy Services Segment 185,847 LTM Adjusted EBITDA $ 535,256 Leverage Ratio 5.72

• Worked with the U.S. Department of Health and Human Services to be early adopters of COVID - 19 testing, launching 97 sites with the capacity to conduct more than 48,000 tests each week . • Provided additional support specific to associate pay and safety, including our Hero Pay program that ran from March 15 to May 16, 2020, a $1,000 Hero Bonus for retail store management, Pandemic Pay, Administrative Leave, and various in - store safety procedures . • Through The Rite Aid Foundation, committed $6 million to support healthcare providers and first responders, regional hot spots, community needs and The Rite Aid Foundation Associate Relief Fund . • Hired approximately 6,000 full and part - time associates to support store and distribution center teams . • Instituted “Pandemic Pay” policy that ensures associates are compensated if diagnosed with the virus or quarantined because of exposure . • Implemented specific internal protocols to keep associates safe and ready to serve customers, including the installation of Plexiglas shields at pharmacy and front - end counters to provide additional protection. RITE AID ON THE FRONT LINES OF THE COVID - 19 CRISIS 17

COVID - 19 CRISIS (cont.) 18 • Ensured contact - less capabilities at our stores for prescription pickup and payment . • Expanded home delivery of front - end items through a new partnership with Instacart . • Launched a new telehealth service Rite Aid Virtual Care to better serve patient needs . • Established social distancing procedures that include marking floor areas in front of the pharmacy and front - end counters with tape to ensure 6 - foot separation . • Waived delivery - service fees for eligible prescriptions . • Followed enhanced cleaning and sanitization protocols designed specifically to prevent the spread of a wide spectrum of viruses, including COVID - 19 and influenza.

• Increase in same store front end sales of 7.2 percent excluding cigarettes and tobacco products in the first three weeks of June due to demand for personal care, paper products and OTC medications • Same store prescription counts during the first three weeks of June increased 80 basis points over the same prior year period due to a lessening impact of acute prescription declines, which decreased by 11.7 percent • Continue to closely manage and reduce costs • Eliminated 254 corporate office positions across both our Retail Pharmacy and Pharmacy Services segments • Reduced other expenses, such as shrink, advertising, rent, travel and call center expenses • Expected reductions to result in savings of over $ 40M in Fiscal 2021 that were not included in our original guidance and over $55M run rate savings JUNE UPDATE 19